Exhibit 23 - Consent of Expert


                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106
                                     ------
                               TEL: (212) 757-8400
                               FAX: (212) 757-6124



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form 10-SB of our report dated April 26, 2002, relating to the financial statements of EZ Travel, Inc., and to the reference to our firm under the caption "Experts" in the Prospectus.



                                  MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                  Certified Public Accountants


New York, NY
May 2, 2002


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